CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED 9/29/05

$505,000,000

Classes 2-A-1 & 2-A-2

Senior Certificates Offered

(Approximate)

$1,483,500,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Cash Flow Analysis

The cash flows below assume one-month LIBOR of 3.95% and six-month LIBOR of 4.25%, 100% of the ESEC Prepayment Speeds (see Appendix), no loss to call.

CLASS 2-A-1 Scenario 1					CLASS 2-A-1 Scenario 2

Period	Date	Principal	Interest	Balance	Period	Date	Principal	Interest	Balance
0	1-Nov-05	0	0	383,000,000	0	1-Nov-05	0	0	383,000,000
1	25-Nov-05	7,353,780	1,036,653	375,646,220	1	25-Nov-05	6,669,318	1,036,653	376,330,682
2	25-Dec-05	8,801,504	1,270,936	366,844,716	2	25-Dec-05	7,773,585	1,273,252	368,557,097
3	25-Jan-06	10,235,787	1,282,530	356,608,929	3	25-Jan-06	8,865,770	1,288,517	359,691,327
4	25-Feb-06	11,649,231	1,246,744	344,959,697	4	25-Feb-06	9,941,492	1,257,521	349,749,834
5	25-Mar-06	13,034,227	1,089,306	331,925,470	5	25-Mar-06	10,996,236	1,104,432	338,753,598
6	25-Apr-06	14,383,520	1,160,448	317,541,951	6	25-Apr-06	12,025,883	1,184,320	326,727,715
7	25-May-06	15,689,506	1,074,350	301,852,445	7	25-May-06	13,025,975	1,105,429	313,701,739
8	25-Jun-06	16,931,360	1,055,310	284,921,085	8	25-Jun-06	13,985,947	1,096,736	299,715,792
9	25-Jul-06	18,126,539	963,983	266,794,546	9	25-Jul-06	14,912,450	1,014,038	284,803,342
10	25-Aug-06	19,249,511	932,743	247,545,034	10	25-Aug-06	15,791,271	995,704	269,012,072
11	25-Sep-06	18,378,527	865,445	229,166,508	11	25-Sep-06	15,317,138	940,496	253,694,934
12	25-Oct-06	17,905,275	775,347	211,261,233	12	25-Oct-06	15,003,335	858,335	238,691,599
13	25-Nov-06	17,444,334	738,593	193,816,899	13	25-Nov-06	14,695,984	834,492	223,995,615
14	25-Dec-06	16,995,385	655,747	176,821,514	14	25-Dec-06	14,394,952	757,852	209,600,664
15	25-Jan-07	16,558,113	618,188	160,263,401	15	25-Jan-07	14,100,109	732,787	195,500,555
16	25-Feb-07	16,132,034	560,299	144,131,367	16	25-Feb-07	13,811,136	683,492	181,689,419
17	25-Mar-07	15,717,172	455,135	128,414,194	17	25-Mar-07	13,528,248	573,735	168,161,171
18	25-Apr-07	15,313,147	448,950	113,101,048	18	25-Apr-07	13,251,227	587,910	154,909,944
19	25-May-07	14,919,626	382,659	98,181,422	19	25-May-07	12,979,901	524,112	141,930,043
20	25-Jun-07	14,536,336	343,253	83,645,086	20	25-Jun-07	12,714,152	496,203	129,215,890
21	25-Jul-07	14,197,824	282,999	69,447,262	21	25-Jul-07	12,504,985	437,180	116,710,905
22	25-Aug-07	21,417,646	242,795	48,029,616	22	25-Aug-07	23,394,420	408,034	93,316,485
23	25-Sep-07	20,386,562	167,917	27,643,054	23	25-Sep-07	22,265,745	326,245	71,050,739
24	25-Oct-07	19,552,759	93,526	8,090,295	24	25-Oct-07	21,353,167	240,388	49,697,572
25	25-Nov-07	8,090,295	28,285	0	25	25-Nov-07	20,478,666	173,748	29,218,906
WAL:	1.1 Years				26	25-Dec-07	19,599,440	98,857	9,619,467
					27	25-Jan-08	9,619,467	33,631	0
					WAL:	1.3 Years

CLASS 2-A-2 Scenario 1					CLASS 2-A-2 Scenario 2

Period	Date	Principal	Interest	Balance
0	1-Nov-05	0	0	122,000,000	Period	Date	Principal	Interest	Balance
1	25-Nov-05	0	335,907	122,000,000	0	1-Nov-05	0	0	122,000,000
2	25-Dec-05	0	419,883	122,000,000	1	25-Nov-05	0	335,907	122,000,000
3	25-Jan-06	0	433,879	122,000,000	2	25-Dec-05	0	419,883	122,000,000
4	25-Feb-06	0	433,879	122,000,000	3	25-Jan-06	0	433,879	122,000,000
5	25-Mar-06	0	391,891	122,000,000	4	25-Feb-06	0	433,879	122,000,000
6	25-Apr-06	0	433,879	122,000,000	5	25-Mar-06	0	391,891	122,000,000
7	25-May-06	0	419,883	122,000,000	6	25-Apr-06	0	433,879	122,000,000
8	25-Jun-06	0	433,879	122,000,000	7	25-May-06	0	419,883	122,000,000
9	25-Jul-06	0	419,883	122,000,000	8	25-Jun-06	0	433,879	122,000,000
10	25-Aug-06	0	433,879	122,000,000	9	25-Jul-06	0	419,883	122,000,000
11	25-Sep-06	0	433,879	122,000,000	10	25-Aug-06	0	433,879	122,000,000
12	25-Oct-06	0	419,883	122,000,000	11	25-Sep-06	0	433,879	122,000,000
13	25-Nov-06	0	433,879	122,000,000	12	25-Oct-06	0	419,883	122,000,000
14	25-Dec-06	0	419,883	122,000,000	13	25-Nov-06	0	433,879	122,000,000
15	25-Jan-07	0	433,879	122,000,000	14	25-Dec-06	0	419,883	122,000,000
16	25-Feb-07	0	433,879	122,000,000	15	25-Jan-07	0	433,879	122,000,000
17	25-Mar-07	0	391,891	122,000,000	16	25-Feb-07	0	433,879	122,000,000
18	25-Apr-07	0	433,879	122,000,000	17	25-Mar-07	0	391,891	122,000,000
19	25-May-07	0	419,883	122,000,000	18	25-Apr-07	0	433,879	122,000,000
20	25-Jun-07	0	433,879	122,000,000	19	25-May-07	0	419,883	122,000,000
21	25-Jul-07	0	419,883	122,000,000	20	25-Jun-07	0	433,879	122,000,000
22	25-Aug-07	0	433,879	122,000,000	21	25-Jul-07	0	419,883	122,000,000
23	25-Sep-07	0	433,879	122,000,000	22	25-Aug-07	0	433,879	122,000,000
24	25-Oct-07	0	419,883	122,000,000	23	25-Sep-07	0	433,879	122,000,000
25	25-Nov-07	10,663,430	433,879	111,336,570	24	25-Oct-07	0	419,883	122,000,000
26	25-Dec-07	17,956,034	383,183	93,380,536	25	25-Nov-07	0	433,879	122,000,000
27	25-Jan-08	10,261,702	332,098	83,118,834	26	25-Dec-07	0	419,883	122,000,000
28	25-Feb-08	10,024,218	295,603	73,094,616	27	25-Jan-08	197,192	433,879	121,802,808
29	25-Mar-08	9,769,393	243,182	63,325,223	28	25-Feb-08	9,619,108	433,178	112,183,700
30	25-Apr-08	9,543,921	225,209	53,781,302	29	25-Mar-08	9,400,217	373,229	102,783,484
31	25-May-08	9,323,731	185,097	44,457,571	30	25-Apr-08	9,211,538	365,538	93,571,946
32	25-Jun-08	9,108,697	158,108	35,348,874	31	25-May-08	9,026,679	322,043	84,545,266
33	25-Jul-08	8,898,698	121,659	26,450,176	32	25-Jun-08	8,845,562	300,676	75,699,704
34	25-Aug-08	8,693,616	94,067	17,756,560	33	25-Jul-08	8,668,111	260,533	67,031,593
35	25-Sep-08	8,481,814	63,149	9,274,745	34	25-Aug-08	8,494,251	238,390	58,537,342
36	25-Oct-08	8,286,742	31,921	988,003	35	25-Sep-08	8,310,913	208,182	50,226,430
37	25-Nov-08	0	3,514	988,003	36	25-Oct-08	8,144,523	172,863	42,081,907
38	25-Dec-08	0	3,400	988,003	37	25-Nov-08	0	149,660	42,081,907
39	25-Jan-09	0	3,514	988,003	38	25-Dec-08	-	144,832	42,081,907
40	25-Feb-09	0	3,514	988,003	39	25-Jan-09	378,213	149,660	41,703,694
41	25-Mar-09	0	3,174	988,003	40	25-Feb-09	4,326,857	148,315	37,376,837
42	25-Apr-09	0	3,514	988,003	41	25-Mar-09	4,240,052	120,063	33,136,784
43	25-May-09	0	3,400	988,003	42	25-Apr-09	4,155,265	117,847	28,981,519
44	25-Jun-09	988,003	3,514	0	43	25-May-09	4,072,190	99,745	24,909,329
WAL:	2.5 Years				44	25-Jun-09	3,990,792	88,587	20,918,537
					45	25-Jul-09	3,911,036	71,995	17,007,501
					46	25-Aug-09	3,832,890	60,485	13,174,611
					47	25-Sep-09	3,756,321	46,854	9,418,291
					48	25-Oct-09	3,681,296	32,415	5,736,995
					49	25-Nov-09	3,607,785	20,403	2,129,210
					50	25-Dec-09	2,129,210	7,328	0
					WAL:	3.0 Years

Effective Net WAC Analysis

NET WAC – Group 2

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC (2)

1	8.29%	26	8.90%	51	10.27%	1	8.29%	26	9.07%	51	11.17%
2	7.36%	27	8.64%	52	10.26%	2	8.35%	27	8.81%	52	11.16%
3	7.33%	28	8.64%	53	11.31%	3	8.32%	28	8.80%	53	12.28%
4	7.41%	29	10.22%	54	10.28%	4	8.40%	29	10.38%	54	11.17%
5	7.69%	30	9.61%	55	10.59%	5	8.67%	30	9.77%	55	11.51%
6	7.44%	31	9.90%	56	10.25%	6	8.41%	31	10.06%	56	11.14%
7	7.56%	32	9.60%	57	10.53%	7	8.52%	32	9.76%	57	11.45%
8	7.51%	33	9.89%	58	10.21%	8	8.46%	33	10.05%	58	11.10%
9	7.54%	34	9.59%	59	10.23%	9	8.48%	34	9.76%	59	11.11%
10	7.48%	35	10.14%	60	10.57%	10	8.42%	35	10.83%	60	11.48%
11	7.49%	36	10.46%	61	10.07%	11	8.40%	36	11.17%	61	10.83%
12	7.54%	37	10.14%	62	10.40%	12	8.45%	37	10.82%	62	11.18%
13	7.46%	38	10.45%	63	10.06%	13	8.35%	38	11.15%	63	10.81%
14	7.55%	39	10.13%	64	10.05%	14	8.43%	39	10.81%	64	10.80%
15	7.43%	40	10.12%	65	11.15%	15	8.30%	40	10.81%	65	11.98%
16	7.44%	41	11.26%	66	10.07%	16	8.30%	41	12.20%	66	10.81%
17	7.73%	42	10.23%	67	10.39%	17	8.58%	42	11.09%	67	11.16%
18	7.39%	43	10.54%	68	10.05%	18	8.23%	43	11.42%	68	10.79%
19	7.49%	44	10.22%	69	10.38%	19	8.31%	44	11.07%	69	11.14%
20	7.38%	45	10.53%			20	8.20%	45	11.41%
21	7.47%	46	10.20%			21	8.27%	46	11.06%
22	7.33%	47	10.27%			22	8.11%	47	11.18%
23	8.66%	48	10.59%			23	8.82%	48	11.52%
24	8.91%	49	10.26%			24	9.08%	49	11.16%
25	8.65%	50	10.58%			25	8.81%	50	11.51%

___________________

(1) Achieved assuming six-month and one-month LIBOR follow the forward curve plus 100 basis points; run at the Pricing Scenario. Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming six-month and one-month LIBOR follow the forward curve plus 200 basis points; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Appendix

100% ESEC Prepayment Curve (EPC)

Scenario 1:

l

With respect to the fixed-rate Mortgage Loans, 100% of the ESEC Prepayment Curve describes prepayments starting at 5% CPR in month 1, increasing by approximately 1.1818% in each of the following 11 months.  In month 13 and thereafter, 100% of the EPC assumes 13 CPR.

l

With respect to the adjustable-rate Mortgage Loans, 100% of the ESEC Prepayment Curve describes prepayments starting at 5% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 23, 100% EPC for the adjustable rate Mortgage Loans assumes 27% CPR.  In months 24 through 28, 100% EPC for the adjustable rate Mortgage Loans assumes 40% CPR.  In month 29 and thereafter, 100% EPC for the adjustable rate Mortgage Loans is assumed to remain constant at 25%.

Scenario 2:

l

With respect to the fixed-rate Mortgage Loans, 100% of the ESEC Prepayment Curve describes prepayments starting at 5% CPR in month 1, increasing by approximately 0.9091% in each of the following 11 months.  In month 13 and thereafter, 100% of the EPC assumes 13 CPR.

l

With respect to the adjustable-rate Mortgage Loans, 100% of the ESEC Prepayment Curve describes prepayments starting at 5% CPR in month 1, increasing by 1.5455% in each of the following 11 months.  In months 12 through 23, 100% EPC for the adjustable rate Mortgage Loans assumes 22% CPR.  In months 24 through 28, 100% EPC for the adjustable rate Mortgage Loans assumes 40% CPR.  In month 29 and thereafter, 100% EPC for the adjustable rate Mortgage Loans is assumed to remain constant at 22%.

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor: